Exhibit 10.21

FORM OF PAYMENT GUARANTY

THIS PAYMENT GUARANTY (this “Guaranty”) is made as of the date set forth on the signature page attached hereto, by BioLargo, Inc., a Delaware corporation (“Guarantor”), to and for the benefit of the Lender set forth on the signature page attached hereto (“Lender”).

R E C I T A L S

A.         On or about the date hereof, Clyra Medical Technologies, Inc., a Delaware corporation (“Borrower”) accepted a Subscription Agreement from Lender, and issued a Promissory Note and Warrant (collectively, the “Loan Documents”) whereby Lender loaned Borrower funds for use as working capital (the “Loan”).

C.         As Borrower’s founder and largest stockholder, Guarantor will derive material financial benefit from the Loan evidenced by the Loan Documents.

D.         Lender has relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the making of the Loan by Lender.

AGREEMENTS

NOW, THEREFORE, intending to be legally bound, in order to induce Lender to make the Loan, and in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration Guarantor hereby covenants and agrees as follows:

1.    Guaranty. Guarantor absolutely, unconditionally and irrevocably guarantees:

(a)    the full and prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the principal of and all interest on the Note, and of all other sums which may now be or may hereafter become due and owing under the Note, the Loan Agreement and the other Loan Documents, however denominated; and

(b)    the prompt, full and complete performance of all of Borrower’s obligations under each and every covenant contained in the Loan Documents (including without limitation the Loan Agreement).

All amounts due, debts, liabilities and payment obligations described in this Section 1 shall be hereinafter collectively referred to as the “Indebtedness.”

In the event of any default by Borrower in the payment of the Indebtedness, after the expiration of any applicable cure or grace period, Guarantor agrees, on demand by Lender or the holder of the Note, to pay the Indebtedness regardless of any defense, right of set-off or claims which Borrower or Guarantor may have against Lender or the holder of the Note.

2.    Survival. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Agreement.

3.     Cumulative Remedies. All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be equally available to Lender, and the choice by Lender of one such alternative over another shall not be subject to question or challenge by Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Lender to recover or seeking any other remedy under this Guaranty, nor shall such choice preclude Lender from subsequently electing to exercise a different remedy. The parties have agreed to the alternative remedies provided herein in part because they recognize that the choice of remedies in the event of a default hereunder will necessarily be and should properly be a matter of good faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Lender at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good faith choice by Lender be given conclusive effect regardless of such subsequent developments.

4.    Waivers. Guarantor hereby waives:

(a)     notice of acceptance of this Guaranty by Lender and any and all notices and demands of every kind which may be required to be given by any statute, rule or law;

(b)    presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, notice of acceptance, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability;

(c)    any defense, right of set-off or other claim which Guarantor or Borrower may have against Lender, or the holder of the Note;

(d)    unless and until the Indebtedness is paid in full, any right of subrogation, any right to enforce any remedy Lender may have against Borrower, any other Guarantor or any other person, and any benefit of, and the right to participate in, any of the security for the Loan held by Lender,

(e)    any defense, right of set-off or other claim which Guarantor may have against Borrower;

(f)    any defense arising as a result of Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code and any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code;

(g)    any failure by Lender to inform Guarantor of any facts Lender may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Lender has no duty so to inform and that Guarantor is fully responsible for being and remaining, and has established adequate means of keeping and remaining, informed by Borrower of all circumstances bearing on the risk of nonperformance of Borrower’s obligations. Credit may be granted or continued from time to time by Lender to Borrower without notice to or authorization from Guarantor, regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Lender. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing duly signed and delivered by Lender; and

(h)    any right to claim as a defense to the validity, enforceability or collectability of this Guaranty as against Guarantor that (A) Guarantor is or otherwise should be considered primarily obligated for the Borrower’s obligations with Borrower, whether pursuant to contract, in law or at equity, (B) that this Guaranty is not an independent obligation of Guarantor, or (C) that this Guaranty is otherwise a “sham guaranty.”

5.    Guaranty Not Affected. Guarantor further agrees that Guarantor’s liability as guarantor shall not be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Lender under the Loan Agreement, Security Agreement or any other Loan Documents, or by Lender’s failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, Security Agreement or any other Loan Document, or by the acceptance by Lender of any additional security or any increase, substitution or change therein, or by the release by Lender of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any obligation other than the Indebtedness, even though Lender might lawfully have elected to apply such payments to any part or all of the Indebtedness, or by the failure or invalidity of, or any defect in, the Loan Documents, or by any legal disability or other defense of Borrower, any other guarantor or any other person, or by the cessation, limitation or termination from any cause whatsoever of any of the obligations under the Loan Documents, except upon payment in full of the Indebtedness, or by the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor, it being the intent hereof that, subject to Lender’s compliance with the terms of this Guaranty, Guarantor shall remain liable for the performance of the Obligations, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. Guarantor further understands and agrees that Lender may at any time enter into agreements with Borrower to amend and modify the Loan Documents, and may waive or release any provision or provisions of the Loan Documents, and, with reference to such instruments, may make and enter into any such agreement or agreements as Lender and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Lender’s rights hereunder or Guarantor’s obligations hereunder.

6.    Enforcement of Guaranty. This is an absolute, present and continuing guaranty of performance and completion and not of collection. Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Loan Documents through foreclosure or sale proceedings, as the case may be, under the Security Agreement or otherwise, or resorting to any other guaranties, and Guarantor hereby waives any right to require Lender to join Borrower in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s obligations hereunder, it being the purpose and intent of Guarantor that the obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the Loan Documents or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Loan Documents is rescinded or otherwise required to be returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Lender had not been made, regardless of whether Lender contested the order requiring the return of such payment.

7.    Enforcement Costs. If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or other representation with respect to this Guaranty; or (d) an attorney is retained to represent Lender in any proceedings whatsoever in connection with this Guaranty and Lender prevails in any such proceedings, then Guarantor shall pay to Lender upon demand all attorney’s fees, costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

8.    Partial Invalidity. The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Lender or the holder of the Note under the remainder of this Guaranty shall continue in full force and effect.

9.    Jurisdiction. To the greatest extent permitted by law, Guarantor hereby waives any and all rights to require marshalling of assets by Lender. With respect to any suit, action or proceedings relating to this Guaranty (each, a “Proceeding”), Guarantor irrevocably (a) submits to the non-exclusive jurisdiction of the state and federal courts having jurisdiction in Delaware, and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that any Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party. Nothing in this Guaranty shall preclude Lender from bringing a Proceeding in any other jurisdiction nor will the bringing of a Proceeding in any one or more jurisdictions preclude the bringing of a Proceeding in any other jurisdiction.

10.    WAIVER OF JURY TRIAL.

(a)    JURY WAIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.    Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

If to Guarantor:

BioLargo, Inc.

14921 Chestnut St.

Westminster, CA 92683

Attention: Dennis P. Calvert

If to Lender: at address set forth on signature page

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Failure to provide a courtesy copy of any notice required hereunder shall not invalidate any notice otherwise given in accordance with this Section 13.

12.    Representations and Warranties. In order to induce Lender to make the Loan, Guarantor makes the following representations and warranties to Lender set forth in this Section. Guarantor acknowledges that but for the truth and accuracy of the matters covered by the following representations and warranties, Lender would not have agreed to make the Loan.

(a)    Guarantor is a corporation is duly formed, validly existing and in good standing in its state of organization and has qualified to do business and is in good standing in any state in which it is necessary in the conduct of its business.

(b)    Guarantor maintains an office at the address set forth for in Section 11.

(c)    The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) any Laws, order, rule, regulation, writ, injunction or decree now in effect of any Government Authority, or court having jurisdiction over Guarantor, (ii) any contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty, (iii) the instruments creating any trust holding title to any assets included in Guarantor’s financial statements, or (iv) the organizational or other documents of Guarantor.

(d)    This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

(e)    Except as disclosed in writing to Lender, there is no action, proceeding, or investigation pending or, to the knowledge of Guarantor, threatened or affecting Guarantor, which may adversely affect Guarantor’s ability to fulfill his obligations under this Guaranty. There are no judgments or orders for the payment of money rendered against Guarantor for an amount in excess of $100,000 which have been undischarged for a period of ten (10) or more consecutive days and the enforcement of which is not stayed by reason of a pending appeal or otherwise. Guarantor is not in default under any agreements which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty.

(f)    All statements set forth in the Recitals are true and correct.

All of the foregoing representations and warranties shall be deemed remade on the date of the first disbursement of Loan proceeds, on the date of each advance of Loan proceeds, and upon any extension of the Loan. Guarantor hereby agrees to indemnify and hold Lender free and harmless from and against all loss, cost, liability, damage, and expense, including attorney’s fees and costs, which Lender may sustain by reason of the inaccuracy or breach of any of the foregoing representations and warranties as of the date the foregoing representations and warranties are made and are remade.

13.    Successors and Assigns. This Guaranty shall be binding upon the heirs, executors, legal and personal representatives, successors and assigns of Guarantor and shall not be discharged in whole or in part by the death or the dissolution of any principal in Guarantor. Guarantor agrees that Lender may elect, at any time, to sell, assign, or grant participations in all or any portion of its rights and obligations under the Loan Documents and this Guaranty, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Guarantor further agrees that Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon written request by Lender, Guarantor shall consent to such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment, or participation.

14.    Final Agreement. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that it has received and reviewed copies of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

15.    Governing Law. Irrespective of the place of execution and/or delivery, this Guaranty shall be governed by, and shall be construed in accordance with, the laws of the State of Delaware, which State the parties agree has a substantial relationship to the parties and the underlying transactions embodied hereby.

16.    Counterparts. This Guaranty may be executed in any number of counterparts and by different signatories hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, for the same effect as if all signatories hereto had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

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IN WITNESS WHEREOF, Guarantor has delivered this Guaranty as of the date first written above.